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                                                                        Ex 10.16

            THIS REGISTRATION RIGHTS AGREEMENT is made as of June 20, 2000 by and between DOV Pharmaceutical, Inc., a New Jersey corporation (the "COMPANY" ), and the persons or entities set forth on Exhibit A and executing a signature page hereto (collectively, "Holders").

                                    RECITALS:

            A. Pursuant to a preferred stock purchase agreement dated as of June __, 2000 by and between the Company and Holders ("Purchase Agreement"), Holders have subscribed for and the Company has issued to Holders up to 1,750,000 shares of the Company's series C convertible preferred stock, par value $1.00 (the "Shares"), convertible into shares of common stock, par value $.0001 per share (the " Common Stock"), of the Company.

            B. The group of Holders set forth on SCHEDULE 1 ("First Closing Holders") have entered into a registration rights agreement with the Company dated May 31, 2000 ("First Closing Agreement") and now the Company desires to admit the additional Holders set forth on SCHEDULE 2 and amend and restate the registration rights agreement for all Holders.

            C. The parties acknowledge that the Company is party to a registration rights agreement with Elan International Services, Ltd. ("Elan"). dated January 21, 2000 ("Elan Agreement"). It is the intent of the parties that the rights granted hereunder not be in conflict with the Elan Agreement but rather that the Holders have the rights as permitted by the Elan Agreement or otherwise agreed to by Elan, including, without limitation (i) "piggyback" registration rights PARI PASSU to the rights of the holders of registration rights pursuant to the Elan Agreement ("Elan Holders"); and (ii) demand registration rights entitling Elan Holders to participate with Holders or Holders to participate with Elan Holders in such demand registration on a PRO RATA basis.

            D. The parties desire to set forth herein their agreement related to the granting of certain registration rights to Holders relating to their Common Stock or securities convertible, exercisable or exchangeable for or into Common Stock.

                                   AGREEMENT:

            The parties hereto agree as follows:

            1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

            "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "HOLDERS" shall mean the Persons set forth on Exhibit A and executing a signature

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page hereto and any Person who shall have acquired Registrable Securities from a
Holder as permitted herein, either individually or jointly as the case may be.

            "PERSON" shall mean an individual, a partnership, a company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental quasi-governmental entity or any department, agency or political subdivision thereof.

            "REGISTRABLE SECURITIES" means (i) any shares of Common Stock held by a Holder, (ii) any Common Stock issued to a Holder upon conversion of the Shares, and (iii) any Common Stock issued in respect of the securities referred to in clauses (i) and (ii) above upon any exercise of a preemptive right, stock split, stock dividend, recapitalization or similar event, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction (including a transaction pursuant to a registration statement under this Agreement and transaction pursuant to Rule 144 promulgated under the Securities
Act) in which registration rights are not transferred as permitted pursuant to this Agreement. Common Stock owned by a Holder shall cease to be Registrable Securities (i) upon any sale by such Holder pursuant to a Registration Statement, Section 4(2) of the Securities Act or Rule 144 under the Securities Act or (ii) upon any assignment or transfer of the Registrable Securities in a manner not in compliance with the Securities Act or this Agreement.

            The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "REGISTRATION EXPENSES" shall mean all expenses, other than Selling Expenses, incurred by the Company in complying with Sections 2 or 3 hereof, including all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements, not to exceed $10,000 in the aggregate, of one counsel for Holders.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holders and the costs of any accountants, counsel (in excess of $10,000) or other experts reasonably retained by Holders.

            2. DEMAND REGISTRATIONS.

            (a) REQUESTS FOR REGISTRATION. Upon the approval of 65% of the Holders in


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interest (on an as-converted basis), Holders acting jointly shall have one right at any time from and after six months of the Company's initial public offering of securities (an "IPO" ), to request registration under the Securities Act of all or part of their Registrable Securities on Form S-1, S-2 or S-3 (if available) or any similar or successor registration form ("Demand
Registration"), such form to be selected by the Company. A written request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to the other Holders and the Elan Holders and, if they request to be included in such registration, the Company shall include such Holders or Elan Holders' Registrable Securities (as defined in the Elan Agreement) in such offering if they have responded affirmatively within 10 days after the receipt of the Company's notice. In turn, within 10 days after receipt of a written request for a Demand Registration by the Elan Holders pursuant to the Elan Agreement, the Company shall give written notice of such requested registration to the Holders and, if they request to be included in such registration, the Company shall include such Holders' Registrable Securities in such offering if they have responded affirmatively within 10 days after receipt of the notice. Holders acting jointly shall be entitled in the aggregate to request one Demand Registration whether it is initiated by the Holders or Elan Holders, provided that if the Holders are subject to cut-backs in connection with their participation in a Demand Registration by the Elan Holders or the Holders (if Elan participates in the Demand) the Holders shall be permitted one additional Demand Registration, provided that in no event shall the Holders have more than two Demand Registration rights. A registration shall not count as the permitted Demand Registration until it has become effective unless such Demand
Registration has not become effective due solely to the fault of a Holder, including a request by a majority in interest of Holders that such registration be withdrawn, provided that if Holders pay or promptly reimburse the Company for all the expenses incurred in connection with the withdrawn Demand Registration it shall not be counted. The Company shall pay all Registration Expenses in connection with a Demand Registration whether or not a Demand Registration has become effective, provided that the Company shall not be obligated to pay such Registration Expenses if the Demand Registration has not become effective due to the fault (including such request to withdraw) of a Holder.

            (b) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, that can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration:

            (i) first but subject to underwriter cut-back to eliminate such excess, the Registrable Securities requested to be included in such registration by Holders together with any securities held by third parties holding a similar, right, granted prior to the date hereof or otherwise approved by a majority in interest of the Holders, to be included in such registration

(or, if necessary, such Registrable Securities or other securities PRO RATA among the holders thereof); and

            (ii) thereafter, other securities requested to be included in such registration or sold by the Company.

            (c) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company may postpone for up to six months in any 12 month period the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines in good faith that such Demand Registration would have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require disclosure of any information that the board of directors of the Company determines in good faith would be detrimental to the Company, provided that in such event, Holders initially shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as the one permitted Demand Registration hereunder and the Company shall pay any Registration Expenses in connection with such registration.

            (d) SELECTION OF UNDERWRITERS. The Company shall have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Demand Registration subject to a reasonable objection by a majority in interest of Holders, in which case the Holders, by majority in interest vote, shall have right to select such person(s) subject to a reasonable objection by the Company.

            (e) OTHER REGISTRATION RIGHTS. The Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, that is in conflict with the rights granted to Holders, without the prior written consent of Holders; it being understood that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate or PARI PASSU to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and (ii) demand registrations so long as Holders are entitled to participate in one such demand registration with such Persons PRO RATA on the basis of the number of shares owned by Holders.

            3. PIGGYBACK REGISTRATIONS. (a) RIGHT TO PIGGYBACK. At any time the Company shall propose to register Common Stock under the Securities Act (other than in a registration on Form S-3 relating to sales of securities to participants in a Company dividend reinvestment plan, S-4 or S-8 or any successor form or in connection with an acquisition or exchange offer) (each, a "Piggyback Registration"), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and the other terms of this Agreement, shall include in such registration all Registrable Securities that are permitted under applicable securities laws to be included in the form of registration statement

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selected by the Company and with respect to which the Company has received written requests for inclusion therein by a Holder within 15 days after the receipt of the Company's notice.

            (b) PRIORITY ON PIGGYBACK REGISTRATIONS. Subject to Section 2(a), if a Piggyback Registration is an underwritten registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration:

            (i) first, the securities the Company proposes to sell;

            (ii) subject to underwriter cut-back to eliminate such excess, any securities having the right to be included in such registration prior to the securities of Holders pursuant to a right granted prior to the date hereof or otherwise approved by a majority in interest of the Holders;

            (iii) subject to underwriter cut-back to eliminate such excess, the Registrable Securities requested to be included in such registration by Holders and any securities requested to be included in such registration by any other Person, if necessary, PRO RATA among Holders and such other Persons; and

            (iv) thereafter (but so subject) other securities requested to be included in such registration.

            If Holders are included in such a registration they shall execute an underwriting agreement in form and substance satisfactory to the managing underwriters.

            (c) RIGHT TO TERMINATE REGISTRATION. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to Holders and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

            (d) SELECTION OF UNDERWRITERS. Except as set forth in Section 2(d), the Holders shall have no right to to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration by virtue of this Agreement.

            4. EXPENSES OF REGISTRATION. Except as otherwise provided herein, all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of Holders shall be borne by Holders.

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            5. HOLDBACK AGREEMENTS. (a) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use reasonable efforts to cause each officer, director and holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 or any similar provision then in effect under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

            (b) Holders agree if requested by the managing underwriter or underwriters in an underwritten offering of securities of the Company, not to effect any offer, sale, distribution or transfer of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act (except as part of such underwritten registration), during the seven-day period prior to, and during the 180-day period (or such shorter period as may be agreed to by the parties hereto) following, the effective date of such Registration Statement to the extent timely notified in writing by the Company or the managing underwriter or underwriters, provided that the officers and directors of the Company are subject to the same restriction.

            6. REGISTRATION PROCEDURES. Whenever Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and pursuant thereto the Company shall as expeditiously as possible:

            (a) subject to Section 2(c) hereof, prepare and file with the Commission a registration statement on any form for which the Company qualifies with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that the Company shall (i) furnish to the counsel selected by Holders copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel, and (ii) notify Holders of any stop order issued or threatened by the Commission);

            (b) subject to Section 2(c) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period equal to the shorter of (i) six months and (ii) the time by which all Registrable Securities

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covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdiction as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that the Company shall not be required to amend the registration statement or supplement the Prospectus for a period of up to six months if the board of directors determines in good faith and so notifies Holders that to do so would have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the board of directors determines in good faith the disclosure of which would be detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision. Upon receipt of any notice pursuant to this Section 6(e) Holders shall suspend all offers and sales of securities of the Company and all use of any prospectus until advised by the Company that offers and sales may resume, and shall keep confidential the fact and content of any notice given by the Company pursuant to this section 6(e), unless such disclosure is required by law or otherwise becomes public or upon the written


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advice of accountants to a Holder (which writing is provided to the Company prior to any such disclosure) that such disclosure is required to deliver an auditor's opinion in connection with the preparation of such Holder's financial statements.

            (f) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed;

            (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as Holders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

            (i) make available for inspection by Holders, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (k) use its best efforts to secure all legal opinions reasonably necessary to effect the registration statement, in form and substance as is customarily given to underwriters in an underwritten public offering;

            (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order; and

            (m) use its best efforts to obtain a so-called "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the


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type customarily covered by cold comfort letters.

            7. INDEMNIFICATION. (a) The Company shall indemnify, to the fullest extent permitted by applicable law, Holders, their officers and directors and each Person who controls such Holders (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened (collectively, "Claims") to which such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in or omitted from any information furnished in writing to the Company by Holders expressly for use therein or by Holders' failure(s) to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Holders with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Holders.

            (b) In connection with any registration statements in which a Holder is participating, each such Holder shall furnish to the Company in writing such customary information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus (the "Seller's Information") and, to the fullest extent permitted by applicable law shall indemnify the Company and each other Holder and the directors and officers and each Person who controls the Company or such other Holder (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any violations by such Person of any federal, state or common law rule or regulation applicable to such Person and relating to action required of or inaction by such Person in connection with any such registration; provided that with respect to a Claim arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in or omitted from such Seller's Information; provided, further, that the obligation to indemnify shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

            (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and (b), unless and then only to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel, excluding local counsel, for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party's consent (but such consent shall not be unreasonably withheld). Furthermore, the indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by each such indemnified party.

            (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the statement or omissions that resulted in such losses, claims, damages or liabilities. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied or omitted by the Company or by a Holder for use in registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (f) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

            8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) as expeditiously as possible notifies the Company of the occurrence of any event as a result of which such prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            9. INFORMATION BY HOLDER. Each Holder shall fiunish the Company such written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

            10. EXCHANGE ACT COMPLIANCE. After the effectiveness of a registration statement, the Company shall comply with all the reporting requirements of the Exchange Act applicable to them and shall comply with all other public information reporting requirements of the Commission that are conditions to the availability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144.

            11. LIMITATION ON REGISTRATION. The Company shall not be obligated to effect a registration of any Holder's Registrable Securities pursuant to Sections 2 or 3 hereof if all the Registrable Securities have been sold under Rule 144, Regulation S or similar provision under the Securities Act so that there is no further restriction on the transfer by the transferee or the Holder's shares of Common Stock no longer constitute Registrable Securities. The Company shall not be required to include any Registrable Securities of a Holder in a registration if all such Holder's Registrable Securities could be sold within a three month period pursuant to Rule 144 or other similar rule or regulation.

            12. MISCELLANEOUS.

            (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to Holders in this Agreement without the prior written consent of a majority in interest of such Registrable Securities.

            (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided that in no event shall any Holder have the right to enjoin or interfere with any offering of securities by the Company.

            (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and a majority in interest of the Holders.

            (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any parties hereto shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Prior to any transfer of Registrable Securities (or securities convertible into, exercisable or exchangeable for Registrable Securities) the transferring Holder shall provide written notice to the Company and consider any reasonable objections raised by the Company within 10 business days of receipt of such notice, provided that the Holder retains the right to proceed with such transfer and provided further that a transfer of the rights contained herein shall not be valid unless the transferee agrees in writing to be bound by terms of this Agreement. In addition, whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of Holders are also for the benefit of, and enforceable by, any permitted transferee of Registrable Securities.

            (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (f) SUPERCEDING AGREEMENT. The parties agree that the First Closing Agreement shall be superceded by this Agreement and of no further effect.

            (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (j) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (a) upon personal delivery, (b) five days after deposit in the United States mail, by certified mail, postage prepaid, return receipt requested, (c) on the next business day after deposit with a recognized overnight delivery service or (d) upon written confirmation of facsimile transmission during regular business hours followed by delivery of the document in one of the foregoing manners, in each case addressed:

      If to the Company:      Continental Plaza
                              433 Hackensack Avenue
                              Hackensack, New Jersey 07601
                              Attn: Chief Executive Officer

       With a copy to:        Goodwin Procter & Hoar LLP
                              599 Lexington Avenue - 40th Floor
                              New York, New York 10022
                              Attn: J. Robert Horton

       If to Holders, at:     c/o BVF Partners, L.P.
                              One Sansome Street, 39th Floor
                              SanFrancisco, California 94104
                              Attn: Mark Lampert

       With a copy to:        Jones, Day, Reavis & Pogue
                              901 Lakeside Avenue
                              Cleveland, Ohio 44114
                              Attn: Christopher Kelly

      or at such other address as the Company or Holders may designate by 10 days' advance written notice to Holders or the Company.

            (k) TERMINATION. This Agreement shall terminate as to a Holder on the date as of which such Holder does not have any Registrable Securities.

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                  DOV PHARMACEUTICAL, INC.

                                  By: /s/ Bernard Beer
                                      ------------------------------------------
                                      Name:  Bernard Beer
                                      Title:  President


                                  BIOTECHNOLOGY VALUE FUND, L.P.
                                      By: BVF Partners L.P., its General Partner
                                      By: BVF Inc., its General Partner

                                  By:
                                      ------------------------------------------
                                      Mark Lampert, President


                                  BIOTECHNOLOGY VALUE FUND II, L.P.
                                      By: BVF Partners L.P., its General Partner
                                      By: BVF Inc., its General Partner

                                  By:
                                      ------------------------------------------
                                      Mark Lampert, President


                                  INVESTMENT 10 LLC

                                      By: BVF Partners L.P., Investment Advisor
                                      By: BVF Inc., its General Partner

                                  By:
                                      ------------------------------------------
                                      Mark Lampert, President

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                  DOV PHARMACEUTICAL, INC.

                                  By:
                                      ------------------------------------------
                                      Name:  Bernard Beer
                                      Title:  President


                                  BIOTECHNOLOGY VALUE FUND, L.P.
                                      By: BVF Partners L.P., its General Partner
                                      By: BVF Inc., its General Partner

                                  By: /s/ Mark Lampert
                                      ------------------------------------------
                                      Mark Lampert, President


                                  BIOTECHNOLOGY VALUE FUND II, L.P.
                                      By: BVF Partners L.P., its General Partner
                                      By: BVF Inc., its General Partner

                                  By: /s/ Mark Lampert
                                      ------------------------------------------
                                      Mark Lampert President


                                  INVESTMENT 10 LLC

                                      By: BVF Partners L.P., Investment Advisor
                                      By: BVF Inc., its General Partner

                                  By: /s/ Mark Lampert
                                      ------------------------------------------
                                      Mark Lampert, President

                                  /s/ Matthew Perry
                                  ----------------------------------------------
                                  MATTHEW PERRY


                                  RESERVOIR CAPITAL PARTNERS, L.P.
                                     By: Reservoir Capital Group, L.L.C.,
                                         general partner

                                  By:
                                      ------------------------------------------
                                  Name:
                                  Title: Managing Director


                                  RESERVOIR CAPITAL MASTER FUND, L.P.
                                     By: Reservoir Capital Group, L.L.C.,
                                         general partner

                                  By:
                                      ------------------------------------------
                                  Name:
                                  Title: Managing Director


                                  RESERVOIR CAPITAL ASSOCIATES, L.P.

                                  By:
                                      ------------------------------------------
                                  Name:
                                  Title: Managing Director

                                  ----------------------------------------------
                                  MATTHEW PERRY


                                  RESERVOIR CAPITAL PARTNERS, L.P.
                                     By: Reservoir Capital Group, L.L.C.,
                                         general partner

                                  By: /s/ Gregg Zeitlin
                                      ------------------------------------------
                                  Name:  Gregg Zeitlin
                                  Title: Managing Director


                                  RESERVOIR CAPITAL MASTER FUND, L.P.
                                     By: Reservoir Capital Group, L.L.C.,
                                         general partner

                                  By: /s/ Gregg Zeitlin
                                      ------------------------------------------
                                  Name:  Gregg Zeitlin
                                  Title: Managing Director


                                  RESERVOIR CAPITAL ASSOCIATES, L.P.

                                  By: /s/ Gregg Zeitlin
                                      ------------------------------------------
                                  Name:  Gregg Zeitlin
                                  Title: Managing Director

                                   SCHEDULE 1
                             FIRST CLOSING INVESTORS

Biotechnology Value Fund, L.P.
Biotechnology Value Fund II, L.P.
Investment 10 LLC
Matthew Perry

                                   SCHEDULE 2
                            SECOND CLOSING INVESTORS

Reservoir Capital Partners, L.P.
Reservoir Capital Master Fund, L.P.
Reservoir Capital Associates, L.P.